[PIONEER LOGO]


Pioneer
Capital Growth
Fund

----------------------
ANNUAL REPORT 10/31/99
----------------------

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           10
Financial Statements                              17
Notes to Financial Statements                     24
Report of Independent Public Accountants          29
Trustees, Officers and Service Providers          30
The Pioneer Family of Mutual Funds                31
Programs and Services for Pioneer Shareowners     32
Retirement Plans from Pioneer                     34

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 10/31/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

As we move forward into the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innovations - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment-to-moment.

For those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Tax-Managed Fund. The Fund builds on Pioneer's 71-year value tradition, focusing on companies with quality management, market leadership, solid assets and attractively priced stocks. To receive a prospectus for our newest fund, which contains more information, including charges or expenses, please contact your investment professional or call Pioneer at 1-800-225-6292. Please read the prospectus carefully before you invest or send money.

I encourage you to read on to learn more about your Fund, including the question and answer session with portfolio manager Rod Wright. You can visit our web site at www.pioneerfunds.com to obtain information about our funds and to view 1999 distribution information.


Respectfully,

/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.
Chairman and President

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/99
--------------------------------------------------------------------------------

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

U.S. Common Stocks 94%

Short-Term Cash
Equivalents 4%

International Common
Stocks 1%

Depositary Receipts for
International Stocks 1%

[END PLOT POINTS]


S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART PLOT POINTS]

Technology 19%

Consumer
Staples 16%

Financial 16%

Consumer Cyclicals 12%

Capital
Goods 9%

Utilities 8%

Energy 6%

Healthcare 5%

Basic Materials 4%

Other 5%

[END PLOT POINTS]




1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Imation Corp.              4.22%        6. Conseco, Inc.            2.51%
  2. NCR Corp.                  3.30         7. McDonald's Corp.         2.27
  3. Columbia/HCA Healthcare    2.82         8. Financial Security       2.03
     Corp.                                      Assurance Holdings Ltd.
  4. Newell Rubbermaid Inc.     2.74         9. El Paso Energy Corp.     1.97
  5. Viacom, Inc. (Class B)     2.54        10. John H. Harland Co.      1.76
     (Non-voting)

 Fund holdings will vary for other periods.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/99                          CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $ 19.90        $ 19.02
                            Income         Short-Term          Long-Term
 Distributions per Share
 (10/31/98 - 10/31/99)      Dividends      Capital Gains       Capital Gains
                            $  0.019            -              $ 0.918

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.


 Average Annual Total Returns
 (As of October 31, 1999)

                Net Asset     Public Offering
 Period           Value           Price*
 Life-of-Fund   13.77%        13.04%
 (7/25/90)
 5 Years        10.70          9.40
 1 Year         10.02          3.70

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[MOUNTAIN CHART PLOT POINTS]

         Pioneer  Standard
         Capital  &Poor's
         Growth   500
         Fund*    Index
 7/90     9425     10000
          6732      9426
10/91    10395     12286
         11526     13221
10/93    15743     14547
         18738     14745
10/95    22359     20266
         25292     24907
10/97    31026     33205
         28315     42675
10/99    31153     47774

[END PLOT POINTS]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/99                          CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $ 19.22        $ 18.52
                            Income         Short-Term          Long-Term
 Distributions per Share
 (10/31/98 - 10/31/99)      Dividends      Capital Gains       Capital Gains
                                -              -               $ 0.918

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

  Average Annual Total Returns
  (As of October 31, 1999)

                        If            If
   Period              Held        Redeemed*
   Life-of-Fund       11.57%        11.46%
   (4/4/94)
   5 Years             9.86          9.72
   1 Year              9.17          5.17

     * Reflects deduction of the maximum
  applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[MOUNTAIN CHART PLOT POINTS]

         Pioneer  Standard
         Capital  &Poor's
         Growth   500
         Fund*    Index
4/94     10000     10000
         10321     10273
10/94    11513     10922
4/95     12589     12065
10/95    13633     13802
4/96     16019     15698
10/96    15306     17116
4/97     16168     19641
10/97    18627     22613
4/98     21137     27694
10/98    16882     27585
4/99     19264     33732
10/99    18320     34653

[END PLOT POINTS]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE UPDATE 10/31/99                          CLASS C SHARES
--------------------------------------------------------------------------------


S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $ 19.16        $ 18.49
                            Income         Short-Term          Long-Term
 Distributions per Share
 (10/31/98 - 10/31/99)      Dividends      Capital Gains       Capital Gains
                                -              -               $ 0.918


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

  Average Annual Total Returns
  (As of October 31, 1999)

                         If              If
   Period               Held          Redeemed*
   Life-of-Fund        6.28%           6.28%
   (1/31/96)
   1 Year              9.02            9.02

    * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[MOUNTAIN CHART PLOT POINTS]


         Pioneer  Standard
         Capital  &Poor's
         Growth   500
         Fund*    Index
1/96     10000    10000
4/96     10931    10340
         10054    10173
10/96    10449    11274
         11359    12631
4/97     11045    12937
         12833    15473
10/97    12721    14894
         12619    16030
4/98     14433    18241
         13055    18456
10/98    11527    18169
         12088    21230
4/99     13144    22218
         13669    22177
10/99    12567    22825

[END PLOT POINTS]


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/99                          CLASS Y SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $ 19.91        $ 19.06
                            Income         Short-Term          Long-Term
 Distributions per Share
 (10/31/98 - 10/31/99)      Dividends      Capital Gains       Capital Gains
                            $  0.137            -              $ 0.918


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

  Average Annual Total Returns*
  (As of October 31, 1999)

                       If            If
   Period             Held         Redeemed
   Life-of-Fund      -6.38%         -6.38%
   (7/2/98)
   1 Year            10.54          10.54

   * Assumes reinvestment of distributions.

[MOUNTAIN CHART PLOT POINTS]

         Pioneer  Standard
         Capital  &Poor's
         Growth   500
         Fund*    Index
7/98     10000    10000
         9352     9788
         7739     8361
         7796     8919
10/98    8287     9635
         8391     10205
         8719     10815
1/99     8724     11259
         8461     10895
         8921     11352
4/99     9520     11783
         9681     11488
         10177    12150
7/99     9929     11761
         9501     11687
         9059     11392
10/99    9161     12105

[END PLOT POINTS]


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/99
--------------------------------------------------------------------------------

Pioneer Capital Growth Fund's fiscal year ended on October 31, 1999. In the following discussion Rod Wright, the Fund's portfolio manager, provides an update on this mid-cap value fund, the economic environment and investment strategies that shaped the Fund's performance over the period.


Q: How would you characterize the market environment for mid-cap value stocks over the last year?

A: The 12 months ended October 31, 1999 proved challenging for mid-cap value stocks. Investors, once again, were drawn toward large-company growth stocks, especially technology stocks whose outstanding performance was the main contributor to the positive returns across all major market indices. We were encouraged that mid-cap companies, especially those with a value orientation, performed well during the second quarter of 1999 and even though the situation reversed during the summer we believe this period exemplifies the potential for this asset class when sentiment does change. While this has been an unusual and sometimes frustrating period for value investors, we are confident that the merits of value investing will be proven in time.


Q: How did the Fund perform in this environment?

A: For the one-year period, the Fund's Class A shares returned 10.02%, Class B shares 9.17% and Class C shares 9.02%, all at net asset value versus a return of 25.63% for the Standard & Poor's 500 Index. Much of the Fund's underperformance relative to the Index can be attributed to its focus on mid-cap value stocks in a market that was dominated by large growth companies, especially those related to technology and the internet. However, the Fund handily beat the S&P Midcap 400 BARRA Value Index which returned 4.00%, and also outperformed the 8.69% average return of the Lipper, Inc. mid-cap value funds category. (Lipper is an independent company that tracks mutual fund performance.)*

*Effective September 30, 1999, Lipper began a new classification system for comparing funds. Pioneer Capital Growth Fund is classified as a mid-cap value fund in this new system. Under the old system, Lipper placed the Fund in the mid-cap funds category.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/99                         (continued)
--------------------------------------------------------------------------------

Q: Do you have a strict definition for value?

A: The intrinsic value of a company is a function of its future expected cash flows. We do not confine our idea of value to one type of investment. Opportunities can include types of investments that others may define as deep value, stable value, relative value or opportunistic value. Deep value stocks are associated with companies that are typically out-of-favor, with low valuations - classic turnaround situations. Stable value stocks - also called defensive stocks - are found in companies with products or services that generate recurring cash flow but may be hurt by an unusual event. Relative value stocks are those that, when analyzed using standard valuation measures such as price-to-earnings or price-to-book ratios, are cheap compared to their peers. Finally, there are opportunistic value stocks. Very often Wall Street will overreact to negative news and unfairly punish a company's stock. In these cases, we are often able to pick up a quality stock at an attractive valuation. At all times, however, our primary consideration is the outlook for the company, and our estimation of its expected value.


Q: What specific sectors or holdings helped or hurt Fund performance?

A: The energy and technology sectors were the strongest contributors, while the financial and healthcare areas detracted from performance.

   Although the prices of energy stocks were depressed in late 1998, they rebounded sharply in 1999 after oil-producing nations reached an agreement on production. Conoco and Apache are two holdings that performed well. Mergers also affected the energy sector and we sold Atlantic Richfield after the announcement that it would be acquired by British Petroleum. In the technology sector, Etec Systems, which is involved in semi-conductors, and Imation, a manufacturer of integrated circuits, were both standout investments. However, even though technology is currently the largest sector in the portfolio, we are concerned about the rising valuations in the sector, and the Fund is currently underweighted in this area compared to both the S&P 500 Index and S&P 400 Midcap Index.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Financial companies were hurt as interest rate and credit quality concerns persisted. Conseco and Nationwide Financial Services are two insurance holding companies that produced weak results. Many healthcare service providers were negatively affected by regulatory concerns about Medicare, and the Fund's holdings in this sector were no exception. However, we were fortunate to be significantly under-exposed to the group, with about one-half the weighting found in the S&P 500.


Q: Do you have an example of a stock that exemplifies your value strategy?

A: Yes, First Data is in the electronic funds transfer business. At one time or another it fit into most of the valuation categories I previously described. Among other services, it provides transaction processing for banks that issue credit and debit cards. When the Fund purchased the stock late in 1997, it was an out-of-favor company due to a poorly timed acquisition. However, the company interested us because it had the ability to generate recurring, and growing, cash flow. In First Data's case, consider the number of times credit cards are scanned every day. At the same time, the company was selling at a far lower price-to-earnings multiple than many of its competitors and we were confident that the company's management could turn things around. As it turns out, First Data's share price has increased over 79% since the Fund's first purchase.


Q: What is your outlook for mid-cap stocks and the Fund?

A: While the Fund performed well versus other mid-cap value portfolios during the year, it is disappointing that value stocks continue to trail growth stocks by a wide margin. In fact, mid-cap stocks have underperformed the broader market for about six years which, on a historical basis, is an extended period. By our calculations mid-cap stocks are about as cheap as they've ever been relative to the S&P 500 Index. Thanks to these low valuations we have been able to target a wide range of solid companies. We believe the Fund's mid-cap focus and its broad value strategy can serve investors well as we move into the new millennium.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99
--------------------------------------------------------------------------------

Shares                                                       Value
               COMMON STOCKS - 95.9%
               Basic Materials - 4.2%
               Chemicals - 1.4%
  600,000      IMC Global Inc.                         $ 7,650,000
1,150,000      Lyondell Petrochemicals Co.              13,943,750
                                                       -----------
                                                       $21,593,750
                                                       -----------
               Chemicals (Specialty) - 1.3%
  800,000      Borden Chemicals & Plastics, L.P.       $ 2,750,000
1,100,000      Wellman, Inc.                            16,568,750
                                                       -----------
                                                       $19,318,750
                                                       -----------
               Gold & Precious Metals Mining - 0.4%
  350,000      Barrick Gold Corp.                      $ 6,409,375
                                                       -----------
               Paper & Forest Products - 1.1%
  325,000      Bowater, Inc.                           $17,062,500
                                                       -----------
               Total Basic Materials                   $64,384,375
                                                       -----------
               Capital Goods - 8.5%
               Aerospace/Defense - 1.0%
  250,000      Cordant Technologies Inc.               $ 7,796,874
  250,000      Precision Cast Part Corp.                 7,375,000
                                                       -----------
                                                       $15,171,874
                                                       -----------
               Containers (Metal & Glass) - 0.2%
  250,000      American National Can Group, Inc.*      $ 3,125,000
                                                       -----------
               Electrical Equipment - 3.5%
  450,000      Molex, Inc.                             $16,425,000
  300,000      SCI Systems, Inc.*                       14,812,500
  880,000      Vishay Intertechnology, Inc.*            21,505,000
                                                       -----------
                                                       $52,742,500
                                                       -----------
               Machinery (Diversified) - 1.1%
  700,000      Kaydon Corp.                            $17,368,750
                                                       -----------
               Manufacturing (Diversified) - 0.6%
  275,000      Hillenbrand Industries, Inc.            $ 9,109,375
                                                       -----------
               Manufacturing (Specialized) - 1.4%
  375,000      Sealed Air Corp.*                       $20,765,625
                                                       -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                       Value
               Metal Fabricators - 0.7%
  780,000      Brush Wellman, Inc.                    $ 10,335,000
                                                      ------------
               Total Capital Goods                    $128,618,124
                                                      ------------
               Communication Services - 3.0%
               Telephone - 3.0%
  200,000      Alltel Corp.                           $ 16,650,000
  200,000      Cincinnati Bell Inc.                      4,162,500
  210,000      Telephone and Data Systems, Inc.         24,202,500
                                                      ------------
               Total Communication Services           $ 45,015,000
                                                      ------------
               Consumer Cyclicals - 11.5%
               Auto Parts & Equipment - 1.4%
  350,000      ITT Industries Inc.                    $ 11,965,625
  300,000      Lear Corp.*                              10,125,000
                                                      ------------
                                                      $ 22,090,625
                                                      ------------
               Leisure Time (Products) - 1.4%
1,550,000      Mattel Inc.                            $ 20,731,250
                                                      ------------
               Publishing - 0.5%
  700,000      PRIMEDIA, Inc.*                        $  7,831,250
                                                      ------------
               Publishing (Newspapers) - 1.2%
  300,000      Dow Jones & Co., Inc.                  $ 18,450,000
                                                      ------------
               Retail (General Merchandise) - 1.0%
1,450,000      Kmart Corp.*                           $ 14,590,625
                                                      ------------
               Retail (Specialty) - 4.6%
  702,500      Blockbuster Inc.*                      $  8,517,812
1,200,000      Borders Group, Inc.*                     15,600,000
  890,000      Cole National Corp.*+                     5,673,750
  643,000      Helig-Myers Co.                           2,813,125
2,000,000      OfficeMax, Inc.*                         10,125,000
1,070,000      Pep Boys-Manny, Moe & Jack               13,375,000
1,900,000      Venator Group Inc.*                      13,300,000
                                                      ------------
                                                      $ 69,404,687
                                                      ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99                                  (continued)
--------------------------------------------------------------------------------

Shares                                                               Value
               Services (Commercial & Consumer) - 0.9%
  450,000      Regis Corp.                                    $  8,353,125
1,000,000      Stewart Enterprises, Inc.                         4,750,000
                                                              ------------
                                                              $ 13,103,125
                                                              ------------
               Textiles (Apparel) - 0.5%
  275,000      VF Corp.                                       $  8,267,188
                                                              ------------
               Total Consumer Cyclicals                       $174,468,750
                                                              ------------
               Consumer Staples - 15.6%
               Distributors (Food & Health) - 0.2%
  400,000      Bergen Brunswig Corp.                          $  2,850,000
                                                              ------------
               Entertainment - 2.4%
  825,000      Viacom, Inc. (Class B) (Non-voting)*           $ 36,918,750
                                                              ------------
               Foods - 3.2%
  275,000      Hershey Foods Corp.                            $ 13,887,500
  400,000      Ralston Purina Co.                               12,575,000
  350,000      Sara Lee Corp.                                    9,471,875
   46,500      Tootsie Roll Industries Inc.                      1,473,469
  737,100      Tyson Foods, Inc.                                11,240,775
                                                              ------------
                                                              $ 48,648,619
                                                              ------------
               Housewares - 2.6%
1,150,000      Newell Rubbermaid Inc.                         $ 39,818,750
                                                              ------------
               Restaurants - 2.8%
1,250,000      Lone Star Steakhouse & Saloon, Inc.*           $ 10,000,000
  800,000      McDonald's Corp.                                 33,000,000
                                                              ------------
                                                              $ 43,000,000
                                                              ------------
               Retail (Drug Stores) - 0.7%
1,200,000      Rite Aid Corp.                                 $ 10,500,000
                                                              ------------
               Retail Stores (Food Chain) - 0.9%
  250,000      The Great Atlantic & Pacific Tea Co., Inc.     $  7,140,625
  325,000      Kroger Co.*                                       6,764,063
                                                              ------------
                                                              $ 13,904,688
                                                              ------------
               Services (Employment) - 1.1%
1,423,000      Modis Professional Services Inc.*              $ 15,919,813
                                                              ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                            Value
              Specialty Printing - 1.7%
1,350,000     John H. Harland Co.                          $ 25,650,000
                                                           ------------
              Total Consumer Staples                       $237,210,620
                                                           ------------
              Energy - 6.0%
              Oil (Domestic Integrated) - 1.0%
  575,000     Conoco Inc.                                  $ 15,776,562
                                                           ------------
              Oil & Gas (Drilling & Equipment) - 2.2%
1,300,000     R & B Falcon Corp.*                          $ 16,168,750
  250,000     Tidewater, Inc.                                 7,500,000
  350,000     Transocean Offshore Inc.                        9,515,625
                                                           ------------
                                                           $ 33,184,375
                                                           ------------
              Oil & Gas (Production/Exploration) - 2.8%
  350,000     Apache Corp.                                 $ 13,650,000
  275,000     Burlington Resources Inc.                       9,590,625
  700,000     Ocean Energy Inc.*                              6,431,250
  850,000     Union Pacific Resources Group, Inc.            12,325,000
                                                           ------------
                                                           $ 41,996,875
                                                           ------------
              Total Energy                                 $ 90,957,812
                                                           ------------
              Financial - 14.9%
              Banks (Regional) - 3.0%
  375,000     Marshall & Ilsley Corp.                      $ 25,171,875
  500,000     North Fork Bankcorporation, Inc.               10,343,750
  350,000     TCF Financial Corp.                            10,325,000
                                                           ------------
                                                           $ 45,840,625
                                                           ------------
              Insurance (Life/Health) - 3.8%
  500,000     Axa Financial, Inc.                          $ 16,031,250
1,500,000     Conseco, Inc.                                  36,468,750
  150,000     UNUM Corp.                                      4,940,625
                                                           ------------
                                                           $ 57,440,625
                                                           ------------
              Insurance (Multi-Line) - 0.5%
  200,000     Nationwide Financial Services, Inc.          $  7,575,000
                                                           ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99                                  (continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
               Insurance (Property/Casualty) - 3.9%
  575,000      Ace Ltd.                                          $ 11,176,563
  325,000      Allmerica Financial Corp.                           18,585,938
  525,000      Financial Security Assurance Holdings Ltd.          29,596,875
                                                                 ------------
                                                                 $ 59,359,376
                                                                 ------------
               Investment Banking/Brokerage - 1.7%
  250,000      Edwards (A.G.), Inc.                              $  7,515,625
  450,000      Paine Webber Group, Inc.                            18,337,500
                                                                 ------------
                                                                 $ 25,853,125
                                                                 ------------
               Savings & Loan Companies - 2.0%
  707,700      Charter One Financial Inc.                        $ 17,382,881
  350,000      Washington Mutual, Inc.                             12,578,125
                                                                 ------------
                                                                 $ 29,961,006
                                                                 ------------
               Total Financial                                   $226,029,757
                                                                 ------------
               Healthcare - 5.2%
               Healthcare (Drugs/Major Pharmaceutical) - 1.1%
  300,000      Pharmacia & Upjohn Inc.                           $ 16,181,250
                                                                 ------------
               Healthcare (Hospital Management) - 3.9%
1,700,000      Columbia/HCA Healthcare Corp.                     $ 41,012,500
2,000,000      Health Management Associates, Inc.*                 17,750,000
                                                                 ------------
                                                                 $ 58,762,500
                                                                 ------------
               Healthcare (Medical Products/Supplies) - 0.2%
  200,000      Boston Scientific Corp.*                          $  3,996,860
                                                                 ------------
               Total Healthcare                                  $ 78,940,610
                                                                 ------------
               Technology - 18.4%
               Communications Equipment - 3.0%
  500,000      ADC Telecommunications Inc.*                      $ 23,843,750
  400,000      Alcatel Alsthom (A.D.R.)                            12,275,000
  700,000      Andrew Corp.*                                        9,012,500
                                                                 ------------
                                                                 $ 45,131,250
                                                                 ------------
               Computers (Hardware) - 3.2%
1,450,000      NCR Corp.*                                        $ 48,031,250
                                                                 ------------
               Computers (Networking) - 0.6%
  350,000      3Com Corp.*                                       $ 10,150,000
                                                                 ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                          Value
               Computers (Peripherals) - 1.6%
  300,000      Seagate Technology, Inc.*                 $  8,831,250
1,000,000      Storage Technology Corp.*                   15,750,000
                                                         ------------
                                                         $ 24,581,250
                                                         ------------
               Computers (Software & Services) - 1.8%
  600,000      Intuit, Inc.*                             $ 17,475,000
  500,000      Parametric Technology Co.*                   9,531,250
                                                         ------------
                                                         $ 27,006,250
                                                         ------------
               Electronics (Semiconductors) - 1.4%
  175,000      Etec Systems, Inc.*                       $  6,682,812
  200,000      Micron Technology, Inc.*                    14,262,500
                                                         ------------
                                                         $ 20,945,312
                                                         ------------
               Photography/Imaging - 4.0%
2,000,000      Imation Corp.*+                           $ 61,375,000
                                                         ------------
               Services (Computer Systems) - 1.9%
  350,000      Investment Technology Group, Inc.         $  9,231,250
  826,000      Keane, Inc.*                                19,411,000
                                                         ------------
                                                         $ 28,642,250
                                                         ------------
               Services (Data Processing) - 0.9%
  300,000      First Data Corp.                          $ 13,706,250
                                                         ------------
               Total Technology                          $279,568,812
                                                         ------------
               Transportation - 0.5%
               Air Freight - 0.5%
  250,000      CNF Transportation Inc.                   $  8,265,625
                                                         ------------
               Total Transportation                      $  8,265,625
                                                         ------------
               Utilities - 8.1%
               Electric Companies - 4.8%
  350,000      Allegheny Energy Inc.                     $ 11,134,375
  900,000      Citizens Utilities Co. (Class B)            10,406,250
  400,000      DPL, Inc.                                    8,100,000
  200,000      DQE, Inc.                                    7,987,500
  425,000      DTE Energy Co.                              14,104,688
  275,000      Kansas City Power & Light Co.                6,737,500
  386,914      NSTAR                                       14,726,914
                                                         ------------
                                                         $ 73,197,227
                                                         ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99                                  (continued)
--------------------------------------------------------------------------------

Shares                                         Value
            Natural Gas - 3.3%
700,000     El Paso Energy Corp.      $   28,700,000
416,000     KeySpan Energy Corp.          11,700,000
475,900     Questar Corp.                  8,566,200
                                      --------------
                                      $   48,966,200
                                      --------------
            Total Utilities           $  122,163,427
                                      --------------
            TOTAL COMMON STOCKS
            (Cost $1,448,257,329)     $1,455,622,912
                                      --------------


   Principal
    Amount
                 TEMPORARY CASH INVESTMENTS - 4.1%
                 Commercial Paper - 4.1%
$20,503,000      Chevron USA, Inc., 5.27%, 11/2/99                $   20,503,000
 19,403,000      Citigroup Inc., 5.22%, 11/1/99                       19,403,000
 21,689,000      Exxon Project Investment Co., 5.26%, 11/3/99         21,689,000
                                                                  --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $61,595,000)                               $   61,595,000
                                                                  --------------
                 TOTAL INVESTMENT IN SECURITIES - 100%
                 (Cost $1,509,852,329)(a)                         $1,517,217,912
                                                                  --------------

 * Non-income producing security.

 + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At October 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $1,508,396,421 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $183,182,595
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (174,361,104)
                                                                    ------------
    Net unrealized gain                                             $  8,821,491
                                                                    ------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1999 aggregated $1,251,613,716 and $1,806,204,860, respectively.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
BALANCE SHEET 10/31/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $61,595,000) (cost $1,509,852,329)             $ 1,517,217,912
  Cash                                                                        646
  Receivables -
   Investment securities sold                                           6,245,442
   Fund shares sold                                                     1,569,901
   Dividends and interest                                               1,091,209
  Other                                                                    55,099
                                                                  ---------------
    Total assets                                                  $ 1,526,180,209
                                                                  ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $     4,788,970
   Fund shares repurchased                                              3,156,069
  Due to affiliates                                                     1,988,855
  Accrued expenses                                                        218,300
                                                                  ---------------
    Total liabilities                                             $    10,152,194
                                                                  ---------------
NET ASSETS:
  Paid-in capital                                                 $ 1,306,413,870
  Accumulated undistributed net investment income                       4,104,990
  Accumulated undistributed net realized gain on investments          198,143,572
  Net unrealized gain on investments                                    7,365,583
                                                                  ---------------
    Total net assets                                              $ 1,516,028,015
                                                                  ---------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,067,562,337/53,641,750 shares)             $         19.90
                                                                  ---------------
  Class B (based on $412,116,270/21,447,075 shares)               $         19.22
                                                                  ---------------
  Class C (based on $32,373,482/1,689,606 shares)                 $         19.16
                                                                  ---------------
  Class Y (based on $3,975,926/199,658 shares)                    $         19.91
                                                                  ---------------
MAXIMUM OFFERING PRICE:
  Class A                                                         $         21.11
                                                                  ---------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/99


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $8,579)       $23,746,572
  Interest                                                   3,488,170
                                                            -----------
    Total investment income                                                $ 27,234,742
                                                                           -------------
EXPENSES:
  Management fees
   Basic Fee                                                $11,420,438
   Performance Adjustment                                     (845,991)
  Transfer agent fees
   Class A                                                   3,376,330
   Class B                                                   1,707,002
   Class C                                                     172,858
   Class Y                                                         450
  Distribution fees
   Class A                                                   3,023,347
   Class B                                                   4,936,956
   Class C                                                     398,209
  Administrative fees                                          284,646
  Custodian fees                                               130,077
  Registration fees                                             35,650
  Professional fees                                            112,949
  Printing                                                     191,080
  Fees and expenses of nonaffiliated trustees                   52,093
  Miscellaneous                                                 34,408
                                                            -----------
    Total expenses                                                         $ 25,030,502
    Less fees paid indirectly                                                  (285,487)
                                                                           -------------
    Net expenses                                                           $ 24,745,015
                                                                           -------------
    Net investment income                                                  $  2,489,727
                                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments (including net realized
    loss of $287,513 from affiliated companies)                            $201,617,649
  Change in net unrealized gain on investments                              (29,027,037)
                                                                           -------------
   Net gain on investments                                                 $172,590,612
                                                                           -------------
   Net increase in net assets resulting from operations                    $175,080,339
                                                                           -------------



18    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/99 and 10/31/98


                                                           Year Ended           Year Ended
FROM OPERATIONS:                                          10/31/99             10/31/98
Net investment income                                   $    2,489,727       $    2,210,142
Net realized gain on investments                           201,617,649           88,383,725
Change in net unrealized gain or loss on investments       (29,027,037)        (282,031,277)
                                                        --------------      ---------------
  Net increase (decrease) in net assets resulting
    from operations                                     $  175,080,339       $ (191,437,410)
                                                        --------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.02 and $0.10 per share, respectively)     $   (1,273,056)      $   (7,125,475)
  Class Y ($0.14 and $0.00 per share, respectively)            (27,357)                   -
Net realized gain:
  Class A ($0.92 and $2.25 per share, respectively)        (61,159,129)        (154,430,807)
  Class B ($0.92 and $2.25 per share, respectively)        (27,238,926)         (73,633,217)
  Class C ($0.92 and $2.25 per share, respectively)         (2,416,140)          (6,091,331)
  Class Y ($0.92 and $0.00 per share, respectively)           (184,005)                   -
                                                        --------------      ---------------
  Total distributions to shareholders                   $  (92,298,613)      $ (241,280,830)
                                                        --------------      ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  361,192,810       $  479,028,328
Reinvestment of distributions                               81,257,270          209,303,525
Cost of shares repurchased                                (945,632,719)        (716,309,430)
                                                        --------------      ---------------
  Net decrease in net assets resulting from fund
    share transactions                                  $ (503,182,639)      $  (27,977,577)
                                                        --------------      ---------------
  Net decrease in net assets                            $ (420,400,913)      $ (460,695,817)
NET ASSETS:
Beginning of year                                        1,936,428,928        2,397,124,745
                                                        --------------      ---------------
End of year (including accumulated undistributed net
  investment income of $4,104,990 and $2,528,415,
  respectively)                                         $1,516,028,015       $1,936,428,928
                                                        --------------      ---------------


CLASS A                            '99 Shares          '99 Amount         '98 Shares          '98 Amount
Shares sold                           13,114,186     $ 265,492,035           15,904,559     $343,579,340
Reinvestment of distributions          3,185,587        57,882,157            7,251,884      148,518,582
Less shares repurchased              (31,430,432)     (625,536,208)         (22,914,494)    (490,608,971)
                                     -----------     -------------          -----------     ------------
  Net increase (decrease)            (15,130,659)    $(302,162,016)             241,949     $  1,488,951
                                     -----------     -------------          -----------     ------------
CLASS B
Shares sold                            3,959,590     $  77,745,833            5,151,319     $109,379,552
Reinvestment of distributions          1,230,800        21,748,246            2,889,094       58,013,010
Less shares repurchased              (14,742,822)     (281,730,159)          (9,828,979)    (202,913,967)
                                     -----------     -------------          -----------     ------------
  Net decrease                        (9,552,432)    $(182,236,080)          (1,788,566)    $(35,521,405)
                                     -----------     -------------          -----------     ------------
CLASS C
Shares sold                              872,665     $  17,052,108              995,367     $ 20,998,898
Reinvestment of distributions             80,289         1,415,505              138,320        2,771,933
Less shares repurchased               (1,959,308)      (37,039,840)          (1,091,750)     (22,518,084)
                                     -----------     -------------          -----------     ------------
  Net increase (decrease)             (1,006,354)    $ (18,572,227)              41,937     $  1,252,747
                                     -----------     -------------          -----------     ------------
CLASS Y*
Shares sold                               44,268     $     902,834              223,052     $  5,070,538
Reinvestment of distributions             11,671           211,362                    -                -
Less shares repurchased                  (65,741)       (1,326,512)             (13,592)        (268,408)
                                     -----------     -------------          -----------     ------------
  Net increase (decrease)                 (9,802)    $    (212,316)             209,460     $  4,802,130
                                     -----------     -------------          -----------     ------------

*Class Y shares were first publicly offered on July 2, 1998.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Capital Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99\
--------------------------------------------------------------------------------


                                                             Year Ended      Year Ended
                                                              10/31/99        10/31/98
CLASS A
Net asset value, beginning of year                           $   19.02       $   23.23
                                                             ---------       ---------
Increase (decrease) from investment operations:
 Net investment income                                       $    0.12       $    0.08
 Net realized and unrealized gain (loss) on investments           1.70           (1.94)
                                                             ---------       ---------
   Net increase (decrease) from investment operations        $    1.82       $   (1.86)
Distributions to shareholders:
 Net investment income                                           (0.02)          (0.10)
 Net realized gain                                               (0.92)          (2.25)
                                                             ---------       ---------
Net increase (decrease) in net asset value                   $    0.88       $   (4.21)
                                                             ---------       ---------
Net asset value, end of year                                 $   19.90       $   19.02
                                                             ---------       ---------
Total return*                                                    10.02%          (8.74)%
Ratio of net expenses to average net assets                       1.18%+          1.08%+
Ratio of net investment income to average net assets              0.37%+          0.33%+
Portfolio turnover rate                                             75%             61%
Net assets, end of year (in thousands)                      $1,067,562      $1,308,335
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     1.16%           1.07%
 Net investment income                                            0.39%           0.34%



                                                             Year Ended      Year Ended     Year Ended
                                                              10/31/97        10/31/96       10/31/95
CLASS A
Net asset value, beginning of year                           $   19.85       $   19.42       $ 17.26
                                                             ---------       ---------       -------
Increase (decrease) from investment operations:
 Net investment income                                       $    0.15       $    0.08       $  0.08
 Net realized and unrealized gain (loss) on investments           4.17            2.31          3.03
                                                             ---------       ---------       -------
   Net increase (decrease) from investment operations        $    4.32       $    2.39       $  3.11
Distributions to shareholders:
 Net investment income                                           (0.06)          (0.09)            -
 Net realized gain                                               (0.88)          (1.87)        (0.95)
                                                             ---------       ---------       -------
Net increase (decrease) in net asset value                   $    3.38       $    0.43       $  2.16
                                                             ---------       ---------       -------
Net asset value, end of year                                 $   23.23       $   19.85       $ 19.42
                                                             ---------       ---------       -------
Total return*                                                    22.67%          13.12%        19.32%
Ratio of net expenses to average net assets                       1.00%+          1.02%+        1.16%+
Ratio of net investment income to average net assets              0.64%+          0.43%+        0.53%+
Portfolio turnover rate                                             63%             37%           59%
Net assets, end of year (in thousands)                      $1,591,655      $1,299,611      $845,415
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     0.98%           1.00%         1.14%
 Net investment income                                            0.66%           0.45%         0.55%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended
                                                             10/31/99       10/31/98
CLASS B
Net asset value, beginning of year                          $  18.52       $  22.73
                                                            --------       --------
Increase (decrease) from investment operations:
 Net investment loss                                        $  (0.18)      $  (0.10)
 Net realized and unrealized gain (loss) on investments         1.80          (1.86)
                                                            --------       --------
   Net increase (decrease) from investment operations       $   1.62       $  (1.96)
Distributions to shareholders:
 Net investment income                                             -              -
 Net realized gain                                             (0.92)         (2.25)
                                                            --------       --------
Net increase (decrease) in net asset value                  $   0.70       $  (4.21)
                                                            --------       --------
Net asset value, end of year                                $  19.22       $  18.52
                                                            --------       --------
Total return*                                                   9.17%         (9.42)%
Ratio of net expenses to average net assets                     2.00%+         1.85%+
Ratio of net investment loss to average net assets             (0.44)%+       (0.43)%+
Portfolio turnover rate                                           75%            61%
Net assets, end of year (in thousands)                      $412,116       $574,259
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.99%          1.84%
 Net investment loss                                           (0.43)%        (0.42)%


                                                           Year Ended     Year Ended     Year Ended
                                                            10/31/97       10/31/96       10/31/95
CLASS B
Net asset value, beginning of year                          $  19.53       $  19.20       $  17.20
                                                            --------       --------       --------
Increase (decrease) from investment operations:
 Net investment loss                                        $  (0.02)      $  (0.04)      $  (0.01)
 Net realized and unrealized gain (loss) on investments         4.10           2.26           2.96
                                                            --------       --------       --------
   Net increase (decrease) from investment operations       $   4.08       $   2.22       $   2.95
Distributions to shareholders:
 Net investment income                                             -          (0.02)             -
 Net realized gain                                             (0.88)         (1.87)         (0.95)
                                                            --------       --------       --------
Net increase (decrease) in net asset value                  $   3.20       $   0.33       $   2.00
                                                            --------       --------       --------
Net asset value, end of year                                $  22.73       $  19.53       $  19.20
                                                            --------       --------       --------
Total return*                                                  21.70%         12.27%         18.42%
Ratio of net expenses to average net assets                     1.76%+         1.79%+         1.93%+
Ratio of net investment loss to average net assets             (0.12)%+       (0.35)%+       (0.18)%+
Portfolio turnover rate                                           63%            37%            59%
Net assets, end of year (in thousands)                      $745,258       $589,188       $311,672
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.75%          1.78%          1.88%
 Net investment loss                                           (0.11)%        (0.34)%        (0.13)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund
FINANCIAL HIGHLIGHTS 10/31/99


                                                  Year             Year           Year           1/31/96
                                                  Ended            Ended          Ended            to
                                                10/31/99         10/31/98       10/31/97(a)      10/31/96
CLASS C
Net asset value, beginning of period           $  18.49         $  22.69         $  19.53         $ 18.69
                                               --------         --------         --------         -------
Increase (decrease) from investment
  operations:
 Net investment loss                           $  (0.21)        $  (0.09)        $  (0.03)        $ (0.02)
 Net realized and unrealized gain
   (loss) on investments                           1.80            (1.86)            4.11            0.86
                                               --------         --------         --------         -------
Net increase (decrease) from
 investment operations                         $   1.59         $  (1.95)        $   4.08         $  0.84
Distributions to shareholders:
 Net investment income                                -                -            (0.04)              -
 Net realized gain                                (0.92)           (2.25)           (0.88)              -
                                               --------         --------         --------         -------
Net increase (decrease) in net
  asset value                                  $   0.67         $  (4.20)        $   3.16         $  0.84
                                               --------         --------         --------         -------
Net asset value, end of period                 $  19.16         $  18.49         $  22.69         $ 19.53
                                               --------         --------         --------         -------
Total return*                                      9.02%           (9.38)%          21.74%           4.50%
Ratio of net expenses to average
  net assets                                       2.09%+           1.84%+           1.75%+          1.79%**+
Ratio of net investment loss to
  average net assets                              (0.52)%+         (0.43)%+         (0.15)%+        (0.39)%**+
Portfolio turnover rate                              75%              61%              63%             37%
Net assets, end of period (in thousands)       $ 32,373         $ 49,842         $ 60,211         $27,202
Ratios assuming reduction for fees
  paid indirectly:
 Net expenses                                      2.07%            1.83%            1.73%           1.74%**
 Net investment loss                             (0.50)%           (0.42)%          (0.13)%         (0.34)**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

22    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99
--------------------------------------------------------------------------------

                                                          Year Ended       7/2/98 to
                                                           10/31/99         10/31/98
CLASS Y
Net asset value, beginning of period                        $19.06          $ 23.00
                                                            ------           ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.19          $  0.04
 Net realized and unrealized gain (loss)
   on investments                                             1.72            (3.98)
                                                            ------          -------
Net increase (decrease) from investment operations          $ 1.91          $ (3.94)
Distributions to shareholders:
 Net investment income                                       (0.14)               -
 Net realized gain                                           (0.92)               -
                                                            ------          -------
Net increase (decrease) in net asset value                  $ 0.85          $ (3.94)
                                                            ------          -------
Net asset value, end of period                              $19.91          $ 19.06
                                                            ------          -------
Total return*                                                10.54%          (17.13)%
Ratio of net expenses to average net assets                   0.66%+           0.79%**+
Ratio of net investment income to average net assets          0.88%+           0.68%**+
Portfolio turnover rate                                         75%              61%
Net assets, end of period (in thousands)                    $3,976          $ 3,993
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 0.65%            0.78%**
 Net investment income                                        0.89%            0.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Capital Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares--Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $1,526 of class action settlements received by the Fund during the year ended October 31, 1999.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1999, the Fund has reclassified $387,261 from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $130,192,098 as a capital gain dividend for the purposes of the dividend paid deduction.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect wholly owned subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $396,815 in underwriting commissions on the sale of fund shares during the year ended October 31, 1999.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/99                            (continued)
--------------------------------------------------------------------------------

D. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, Class C and Class Y shares bear different transfer agent and distribution fees.


2. Management Agreement
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million, and 0.625% of the excess over $1 billion. Effective May 1, 1999, the basic fee became subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth Funds Index. For the year ended October 31, 1999, the aggregate performance adjustment resulted in a reduction to the basic fee of $845,991. The management fee was equivalent to a rate of 0.60% of average daily net assets for the year.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1999, $721,380 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $684,734 in transfer agent fees payable to PSC at October 31, 1999.


4. Distribution Plans
The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $582,741 in distribution fees payable to PFD at October 31, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 1999, CDSCs in the amount of $2,723,608 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1999, the Fund's expenses were reduced by $285,487 under such arrangements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/99                            (continued)
--------------------------------------------------------------------------------

6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 1999, the Fund had no borrowings under this agreement.


7. Affiliated Companies
The Fund may invest in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1999:



--------------------------------------------------------------------------------
                                                          Dividend
Affiliates                  Purchases         Sales        Income        Value
--------------------------------------------------------------------------------
  Cole National Corp.     $2,271,950      $        -         $-      $ 5,673,750
  Imation Corp.                    -       5,800,982          -       61,375,000
                          ----------      ----------         --      -----------
                          $2,271,950      $5,800,982         $-      $67,048,750
                          ----------      ----------         --      -----------
--------------------------------------------------------------------------------

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Capital Growth Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Capital Growth Fund as of October 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Capital Growth Fund as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP



Boston, Massachusetts
December 3, 1999

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  J. Rodman Wright, Vice President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Limited Maturity Bond Fund
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund
                                      Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares




*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
Traditional IRA
A Traditional IRA allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70-1/2, although there are income limits for contributions at any age.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees) IRA Plan
Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Based Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-based plans allocate contributions based on both age and salary. Age-based plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.




                   Most retirement plan withdrawals must meet
                    specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------
     HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current
Fund prospectus.

Pioneer Investment Management, Inc.
60 State Street                           7278-00-1299
Boston, Massachusetts 02109           (c) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                  [recycle logo] Printed on Recycled Paper